Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of significant rate increases by the Federal Reserve since 2020; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including high rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses; new or revised accounting standards; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and high rates of employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent bank failures; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including the ongoing Israeli-Palestinian conflict and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the 1% excise tax on stock buybacks by publicly traded companies; potential changes in federal policy and at regular agencies as a result of the upcoming 2024 presidential election; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

1Q24 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
$0.24	0.69%	7.64%	58.2%	0.01%

Strong Balance Sheet Growth

- Deposit balances up $97.3 million, or 10.5% annualized, from 4Q23, including core deposit[2] growth of 14.3% annualized
- Loan balances up $59.9 million, or 6.5% annualized, from 4Q23
- Loan-to-deposit ratio of 99.4%, down from 100.4% at December 31, 2023

Slower Net Interest Margin Compression

- Net interest margin (NIM) of 2.24%, down 3 bps from 4Q23
- Yield on interest earnings assets up 6 bps from 4Q23; cost of funds up 11 bps
- Balance sheet well-positioned for rate cuts and a normalizing yield curve

Well-Controlled Expenses

- Noninterest expense down $0.6 million, or 3.5%, from 4Q23
- Efficiency ratio[1] of 58.2%, down from 58.8% in 4Q23, the first quarterly decline since 3Q22
- Noninterest expense to average assets of 1.33%, down 4 bps from 4Q23

Superb Asset Quality

- Annualized net charge-offs to average loans of 0.00%, down from 0.01% in 4Q23
- Nonperforming assets to total assets of 0.01%, down from 0.02% in 4Q23
- Growth-driven provision for credit losses on loans of $850,000; well-reserved with allowance to total loans of 1.36%

Consistent Tangible Book Value Per Share Growth

- Tangible book value per share[1] of $13.20, up 11.5% annualized from 4Q23; 29 consecutive quarters of growth
- Tangible book value per share[1] growth of 192% since 4Q16 vs. peer bank average of 63%[3]
- Repurchased 193,802 shares of common stock, or $2.3 million (average price of $11.75 per share)

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000
[3] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2023 with growth rate through 4Q23 (Source: S&P Capital IQ)

3

Consistent Tangible Book Value Per Share Outperformance 4 192% 63% 0% 50% 100% 150% 200% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 BWB Peer Bank Average2 Tangible Book Value Per Share1 Growth for 29 Consecutive Quarters 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2023 with growth rate through 4Q23 (Source: S&P Capital IQ)

Slower Net Interest Margin Compression 5 $27,569 $24,931 $24,507 $24,563 $24,023 $998 $941 $914 $751 $608 $28,567 $25,872 $25,421 $25,314 $24,631 2.72% 2.40% 2.32% 2.27% 2.24% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Margin1 Net Interest Income (ex. Loan Fees) Loan Fees Net Interest Income and Margin Trends Net Interest Margin Drivers Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Income • Lower NIM more than offset modest average earning asset growth • Loan fees continue to decline due to reduced payoffs Net Interest Margin • NIM compression slowed as the pace of rising funding costs slowed and asset yields move steadily higher • Well-positioned for rate cuts and a more normalized yield curve • Over $1 billion of adjustable funding tied to short-term rates • Loan portfolio positioned to continue repricing higher

Rising Funding Costs Slow as Asset Yields Move Higher 6 $2,498 $2,711 $2,857 $2,909 $2,961 $814 $755 $755 $753 $701 $636 $546 $408 $415 $434 $3,948 $4,012 $4,020 $4,077 $4,096 2.41% 2.91% 3.10% 3.23% 3.34% 1Q23 2Q23 3Q23 4Q23 1Q24 $3,630 $3,717 $3,723 $3,726 $3,729 5.06% 5.19% 5.26% 5.33% 5.38% 4.95% 5.09% 5.16% 5.25% 5.31% 1Q23 2Q23 3Q23 4Q23 1Q24 $3,311 $3,466 $3,611 $3,662 $3,662 2.01% 2.66% 2.99% 3.19% 3.32% 1Q23 2Q23 3Q23 4Q23 1Q24 Loan Yield (ex. Loan Fees)2 Loan Portfolio Repricing Higher Growth of High-Yielding Securities Portfolio Pace of Rising Deposits Costs Slows Pace of Rising Funding Costs Slows $604 $595 $595 $630 $670 4.22% 4.24% 4.39% 4.63% 4.80% 1Q23 2Q23 3Q23 4Q23 1Q24 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Liability Funding Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions

Revenue Trends Impacted by Current Interest Rate Environment 7 PPNR ROA1 Pre-Provision Net Revenue (PPNR) Stabilization Spread-Based Revenue Model $28,567 $25,872 $25,421 $25,314 $24,631 $1,943 $1,415 $1,726 $1,409 $1,550 $30,510 $27,287 $27,147 $26,723 $26,181 1Q23 2Q23 3Q23 4Q23 1Q24 $16,198 $12,963 $11,417 $11,010 $10,899 $11,642 $9,816 $9,629 $8,873 $7,831 1.49% 1.16% 1.01% 0.96% 0.95% 1.07% 0.88% 0.85% 0.77% 0.69% 1Q23 2Q23 3Q23 4Q23 1Q24 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

$8,815 $8,589 $9,519 $9,615 $9,433 $1,209 $1,075 $1,101 $1,062 $1,057 $1,040 $1,112 $1,075 $1,236 $1,208 $665 $900 $1,075 $1,050 $875 $2,340 $2,598 $2,467 $2,777 $2,616 $14,069 $14,274 $15,237 $15,740 $15,189 1Q23 2Q23 3Q23 4Q23 1Q24 Well-Controlled Expenses 8 1.30% 1.28% 1.34% 1.37% 1.33% 45.9% 52.3% 56.1% 58.8% 58.2% 1Q23 2Q23 3Q23 4Q23 1Q24 NIE / Avg. Assets2 Efficiency Ratio3 Highly Efficient Business Model Despite Recent Revenue Pressures Well-Controlled Expenses in 1Q24 Industry median efficiency ratio of 63%1 in 4Q23 Lower expenses driven by personnel, FDIC insurance and other NIE Salary and Employee Benefits Occupancy Technology FDIC Insurance Assessment 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2023 (Source: S&P Capital IQ) 2 Annualized 3 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Other

Continued Core Deposit Growth Momentum 9 22% 21% 21% 20% 18% 18% 20% 21% 19% 21% 27% 24% 24% 25% 26% 8% 8% 7% 8% 9% 25% 27% 27% 28% 26% $3,411 $3,578 $3,676 $3,710 $3,807 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • Total deposit balances up 10.5% annualized • Core deposit1 balances up 14.3% annualized; up 6.8% YoY • Mix shift from noninterest-bearing to interest-bearing transaction accounts • Brokered deposit balances decreased for the first time since 3Q22 • Core deposit growth not always linear due to nature of client base Deposit Growth With Ongoing Mix Shift 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Funding Repricing Summary (1Q24) Immediately Adjustable Deposits $ 788 Derivatives Hedging 273 Total $ 1,061 Time Deposit Maturities (next 12 months) $ 326 Callable Brokered Deposits 185 Total $ 511 Funding Tied to Short-Term Rates Other Repricing Opportunities

Strong Loan Growth Driven by Increased Demand 10 $3,684 $3,736 $3,722 $3,724 $3,784 1Q23 2Q23 3Q23 4Q23 1Q24 Gross Loans Dollars in millions • 1Q24 loan balances up $59.9M, or 6.5% annualized • Loan pipeline began increasing in late 2023 as loan demand picked up • Loan-to-deposit ratio of 99.4%, down from 108.0% in 1Q23; first time the loan-to-deposit ratio has been below 100% since 1Q22 Loan Growth With Increased Market Demand • Loan demand – loan pipeline and demand remain higher than a year ago • Market and economic conditions – higher rate environment could limit loan demand upside • Pace of loan payoffs and paydowns – potential for increased payoffs if rates move lower • Pace of core deposit growth – continue to align loan growth with core deposit growth over time Loan Growth Outlook Drivers

Increase in New Loan Originations Driving Loan Growth 11 New Originations Exceeded Advances for First Time Since 4Q22 $75 $47 $71 $71 $96 $145 $84 $87 $87 $67 $220 $131 $158 $158 $163 1Q23 2Q23 3Q23 4Q23 1Q24 New Originations Advances Loan Payoffs and Paydowns Remain at Relatively Low Levels $69 $54 $106 $102 $58 $42 $45 $60 $45 $44 $111 $99 $166 $147 $102 1Q23 2Q23 3Q23 4Q23 1Q24 Payoffs Amortization/Paydowns Dollars in millions 1Q24 Loan Growth Waterfall

Well-Diversified Loan Portfolio with a Multifamily Focus 12 Dollars in millions CRE NOO 27.4% Multifamily 36.7% C&D 7.1% 1-4 Family Mortgage 11.0% CRE OO 4.8% C&I 12.8% Consumer & Other 0.2% Loan Mix by Type $3.8 Billion • Continued migration out of Construction & Development as deals completed the ‘construction’ phase • Remain comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations, given portfolio performance and expertise 1Q24 Loan Growth by Type (vs. 4Q23) $(31) $1 $1 $7 $15 $19 $48 Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other

Managing Multifamily and Office-Related Risk

Bridgewater Bancshares, Inc.

Strong Multifamily Track Record in Stable Twin Cities Market

Average Loan Size	Weighted Average LTV	NCOs (since 2005)
$3.2M	62%	$62K

Well-Managed CRE NOO Office Exposure[2]

Small CRE NOO Office Portfolio	Low Average Loan Size	LTVs In-Line with the Total Loan Portfolio
5.3% of Total Loans	$2.3M Average Loan Size	60% Weighted Average LTV

Multifamily Lending Approach in the Twin Cities

- Bank of choice in the Twin Cities with expertise and service model
- Greater tenant diversification compared to other asset classes
- Affordable housing makes up 24%[1] of the multifamily portfolio
- Historically stable Twin Cities market with less volatility than coastal markets
- Market catalysts include relative affordability, low unemployment, strong wages, and shortage of single-family housing



Location
Greater MN 4%
Other 4%
Twin Cities Metro 92%



Product Type
Construction 7%
Class A 38%
Class B 15%
Class C 40%

CRE NOO Office by Geography



$200M
Out-of-State 16%
Twin Cities Suburban 52%
Minneapolis-St. Paul Non-CBD 20%
Minneapolis-St. Paul CBD 13%

- Majority of CRE NOO office exposure in the Twin Cities suburbs
- Only 4 loans totaling $35M located in central business districts (CBD), with one on Watch and one Substandard
- Only 3 loans totaling $31M outside of Minnesota – out-of-state projects for existing local clients

[1] Includes formally subsidized properties (15%) and market rate properties with affordable set-asides (8%)
[2] Excludes medical office of $81 million at March 31, 2024

13

¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Superb Asset Quality Continues 14 $(2) $(3) $116 $91 $(3) 0.00% 0.00% 0.01% 0.01% 0.00% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Charge-Offs Cumulative NCOs of $534K since 2019 Net Charge-offs (recoveries) % of Average Loans (annualized) $50,148 $50,701 $50,585 $50,494 $51,347 1.36% 1.36% 1.36% 1.36% 1.36% 1Q23 2Q23 3Q23 4Q23 1Q24 Allowance for Credit Losses Growth-driven provision in 1Q24 Allowance for Credit Losses % of Gross Loans $809 $778 $749 $919 $269 0.02% 0.02% 0.02% 0.02% 0.01% 1Q23 2Q23 3Q23 4Q23 1Q24 Nonperforming Assets1 Consistently low NPA levels NPAs % of Assets

Watch and Substandard Loans Remain Stable 15 C&I 2.4% Multifamily 13.4% CRE NOO Office 41.1% CRE NOO Retail 31.9% CRE Other 11.2% $22 Million Watch List Loans Substandard Loans C&I 44.7% CRE NOO Office 27.9% CRE NOO Hotels 9.0% CRE NOO Retail 13.3% CRE OO 2.9% C&D 0.2% 1-4 Family 2.0% $34 Million Watch List Characteristics Loan Balances Outstanding $21,624 % of Total Loans, Gross 0.6% Number of Loans 9 Average Loan Size $2,403 Substandard Characteristics Loan Balances Outstanding $33,829 % of Total Loans, Gross 0.9% Number of Loans 19 Average Loan Size $1,780 % of Bank Risk-Based Capital 5.98% $27,574 $27,215 $26,877 $26,485 $21,624 1Q23 2Q23 3Q23 4Q23 1Q24 $36,258 $33,821 $35,621 $35,858 $33,829 1Q23 2Q23 3Q23 4Q23 1Q24 Dollars in thousands

Strong Capital Ratios 16 9.41% 9.47% 9.62% 9.57% 9.66% 8.48% 8.72% 9.07% 9.16% 9.21% 13.25% 13.50% 13.88% 13.97% 14.00% 7.23% 7.39% 7.61% 7.73% 7.72% 1Q23 2Q23 3Q23 4Q23 1Q24 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Building Capital in the Current Environment Tangible Common Equity Ratio1 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 1Q24 Capital Actions • Repurchased 193,802 shares of common stock ($2.3 million) at a weighted average price of $11.75 • $18.2 million remaining under current share repurchase authorization Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate corporate development opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities

Near-Term Expectations 17 • Low-to-mid-single digit loan growth • Focus on aligning loan growth with core deposit growth • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Modest net interest margin pressure in the near-term given uncertainty of the timing of potential interest rate cuts • Positioned to benefit from potential rate cuts and a normalizing yield curve • Dependent on the path of interest rates, shape of the yield curve, and pace of core deposit growth and loan payoffs Net Interest Margin • Noninterest expense growth throughout 2024 with similar trajectory as 2023, driven by continued investments in people and technology initiatives • Full-year noninterest expense growth aligned with asset growth • Provision expense to align with loan growth and overall asset quality Expenses • Maintain strong tangible common equity and CET1 ratios • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

2024 Strategic Priorities 18 Optimize Balance Sheet for Longer Term Profitable Growth Continue to Gain Loan and Deposit Market Share Generate Incremental Operational Efficiencies While Investing in the Business Scale ERM Function and Monitor Asset Quality Risks • Opportunistically gather core deposits and build high quality lending relationships • Grow loan balances inline with core deposits over time • Generate more profitable growth in a normalized interest rate environment • Expand lending focus on high quality affordable housing sector • Execute on new C&I initiatives through targeted verticals, including a network of women business leaders and entrepreneurial operating system implementers • Identify M&A opportunities and potential markets that enhance BWB’s overall business model • Identify opportunities across all functions to improve operational efficiency • Make proactive investments to scale the business and position for longer term growth • Implement key IT investments, including new CRM platform and upgraded retail and small business online banking solution • Continue to focus on scaling the enterprise risk management function • Monitor the loan portfolio for signs of credit weakness, especially in CRE and multifamily portfolios • Ongoing covenant testing and assess repricing risk on maturing loans YTD Progress • Core deposit growth1 of 14.3%, annualized, in 1Q24 • Loan growth of 6.5%, annualized, in 1Q24 • Hosted a successful networking event for local women business leaders • Reduced efficiency ratio in 1Q24 for the first time since 3Q22 • Net charge-off ratio of 0.00% • NPAs-to-assets of 0.01% 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

APPENDIX 19

Loan Portfolio to Reprice Higher Even If Interest Rates Decline

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 15%
Variable, 16%
Fixed, 69%

Fixed-Rate Portfolio ($2.6B)

Years to Maturity



$516
20%
$389
15%
$330
13%
$371
14%
$361
14%
$642
24%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.38%
4.69%
4.49%
4.77%
5.04%
4.22%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- $516M of fixed-rate loans maturing over the next year with a weighted average yield of 5.38%

Variable-Rate Portfolio ($601M)

Variable-Rate Loan Floors



$-
$1
$1
$3
$484
At Floor (1Q24)
Down 25 bps
Down 50 bps
Down 75 bps
Down 100+ bps
Cumulative balances at the floor as rates decline

- Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 81% of variable-rate portfolio have floors
- 97% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($576M)

Adjustable-Rate Repricing/Maturity Schedule



$86
15%
$91
16%
$126
22%
$116
20%
$81
14%
$77
13%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
4.34%
4.22%
3.84%
4.76%
4.38%
4.32%

- Adjustable-rate loans likely to reprice higher in a rates-down environment
- $86M of adjustable-rate loans repricing or maturing over the next year with a weighted average yield of 4.34%

Dollars in millions

20

Interest Rate Sensitivity 21 Estimated Change in NII From Immediate Interest Rate Shocks +100 bps -100 bps Liability-sensitive balance sheet well positioned for potential rate cuts and a normalizing yield curve Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve • Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio • $602 million of fixed- and adjustable-rate loans scheduled to reprice over the next year • Leveraging prepayment penalties on new loan originations to help maintain benefit of higher rates over time Funding Considerations • Deposit base is more sensitive to changing interest rates • Momentum in core deposit growth since March 2023 • Continue to supplement core deposits with wholesale funding to support loan growth over time • Brokered deposits generally include call options to protect net interest margin as interest rates decline • Over $1 billion of adjustable funding tied to short-term rates -200 bps (1.2)% +2.1% 1Q24 +4.1% (4.6)% +6.2% 1Q23 +12.2% (1.9)% +4.0% 2Q23 +7.5% (0.6)% +2.5% 3Q23 +4.9% -300 bps +17.9% +11.2% +7.2% +6.6% (1.3)% +3.0% 4Q23 +5.9% +8.9%

High Quality Securities Portfolio 22 41% 41% 38% 38% 38% 23% 24% 22% 22% 21% 21% 21% 22% 22% 21% 15% 14% 18% 18% 20% $559 $538 $553 $604 $633 1Q23 2Q23 3Q23 4Q23 1Q24 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio AAA, 28% AA, 40% A, 3% BBB, 13% NR, 16% Rating Mix Derivatives Portfolio Offsetting AOCI Impact $(42,584) $(44,370) $23,148 $27,201 $(17,896) $(15,716) 1Q23 1Q24 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 4.8 years • Average securities portfolio yield of 4.80% • Unrealized losses on AFS securities were 10.0% of stockholders’ equity • AOCI / Total RBC of 2.6% vs. peer bank median of 8.3%2 1 Includes the tax-effected impact of $7,215 in 1Q23 and $6,338 in 1Q24 2 4Q23 median for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Dollars in thousands

Ample Liquidity and Borrowing Capacity 23 1 Excludes $169M of pledged securities at March 31, 2024 Dollars in millions 10.9% 9.6% 10.2% 11.5% 12.1% 30.9% 33.1% 37.6% 37.0% 35.5% $1,924 $1,962 $2,181 $2,234 $2,249 1Q23 2Q23 3Q23 4Q23 1Q24 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.3x Coverage of Uninsured Deposits Diverse Liquidity Mix Funding Source 3/31/2024 3/31/2023 Change Cash and Cash Equivalents $ 106 $ 177 $ (71) Unpledged Securities1 464 325 139 FHLB Capacity 447 247 200 FRB Discount Window 1,006 991 15 Unsecured Lines of Credit 200 158 4 2 Secured Line of Credit 26 26 - Total $ 2,249 $ 1,924 $ 325 Available Balance

Reconciliation of Non-GAAP Financial Measures – Efficiency, TCE, Core Loan Yield, and ROATCE

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,				
Noninterest Expense	$ 14,069	$ 14,274	$ 15,237	$ 15,740	$ 15,189
Less: Amortization Intangible Assets	(48)	(34)	(9)	(9)	(9)
Adjusted Noninterest Expense	$ 14,021	$ 14,240	$ 15,228	$ 15,731	$ 15,180
Net Interest Income	$ 28,567	$ 25,872	$ 25,421	$ 25,314	$ 24,631
Noninterest Income	1,943	1,415	1,726	1,409	1,550
Less: (Gain) Loss on Sales of Securities	56	(50)	-	27	(93)
Adjusted Operating Revenue	$ 30,566	$ 27,237	$ 27,147	$ 26,750	$ 26,088
Efficiency Ratio	45.9%	52.3%	56.1%	58.8%	58.2%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,				
Total Shareholders' Equity	$ 402,006	$ 409,126	$ 415,960	$ 425,515	$ 433,611
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	335,492	342,612	349,446	359,001	367,097
Less: Intangible Assets	(2,866)	(2,832)	(2,823)	(2,814)	(2,806)
Tangible Common Equity	$ 332,626	$ 339,780	$ 346,623	$ 356,187	$ 364,291
Total Assets	$ 4,602,899	$ 4,603,185	$ 4,557,070	$ 4,611,990	$ 4,723,109
Less: Intangible Assets	(2,866)	(2,832)	(2,823)	(2,814)	(2,806)
Tangible Assets	$ 4,600,033	$ 4,600,353	$ 4,554,247	$ 4,609,176	$ 4,720,303
Tangible Common Equity/Tangible Assets	7.23%	7.39%	7.61%	7.73%	7.72%

Core Loan Yield	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,				
Loan Interest Income (Tax-Equivalent Basis)	$ 45,265	$ 48,066	$ 49,326	$ 50,022	$ 49,858
Less: Loan Fees	(998)	(941)	(914)	(751)	(608)
Core Loan Interest Income	$ 44,267	$ 47,125	$ 48,412	$ 49,271	$ 49,250
Average Loans	$ 3,630,446	$ 3,716,534	$ 3,722,594	$ 3,726,126	$ 3,729,355
Core Loan Yield	**4.95%**	**5.09%**	**5.16%**	**5.25%**	**5.31%**

ROATCE	As of and for the quarter ended, March 31, 2024
Net Income Available to Common Shareholders	$ 6,818
Average Total Shareholders' Equity	$ 428,248
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 361,734
Less: Effects of Average Intangible Assets	(2,811)
Average Tangible Common Equity	$ 358,923
Annualized Return on Average Tangible Common Equity	7.64%

Dollars in thousands

24

Reconciliation of Non-GAAP Financial Measures – PPNR 25 Dollars in thousands Pre-Provision Net Revenue March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Noninterest Income $ 1,943 $ 1,415 $ 1,726 $ 1,409 $ 1,550 Less: (Gain) Loss on Sales on Securities 5 6 (50) - 27 (93) Less: FHLB Advance Prepayment Income (299) - (493) - - Total Operating Noninterest Income 1,700 1,365 1,233 1,436 1,457 Plus: Net Interest Income 28,567 25,872 25,421 25,314 24,631 Net Operating Revenue 30,267 27,237 26,654 26,750 26,088 Noninterest Expense $ 14,069 $ 14,274 $ 15,237 $ 15,740 $ 15,189 Total Operating Noninterest Expense 14,069 14,274 15,237 15,740 15,189 Pre-Provision Net Revenue $ 16,198 $ 12,963 $ 11,417 $ 11,010 $ 10,899 Plus: Non-Operating Revenue Adjustments 243 5 0 493 (27) 93 Less: Provision for (Recovery of) Credit Losses 625 5 0 (600) (250) 750 Provision for Income Taxes 4,174 3,147 2,881 2,360 2,411 Net Income $ 11,642 $ 9,816 $ 9,629 $ 8,873 $ 7,831 Average Assets $ 4,405,234 $ 4,483,662 $ 4,504,937 $ 4,567,446 $ 4,592,838 Pre-Provision Net Revenue Return on Average Assets 1.49% 1.16% 1.01% 0.96% 0.95% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Tangible Book Value

	As of and for the quarter ended,									
Tangible Book Value Per Share	**December 31, 2016**	**March 31, 2017**	**June 30, 2017**	**September 30, 2017**	**December 31, 2017**	**March 31, 2018**	**June 30, 2018**	**September 30, 2018**	**December 31, 2018**	**March 31, 2019**
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

	As of and for the quarter ended,									
Tangible Book Value Per Share	**June 30, 2019**	**September 30, 2019**	**December 31, 2019**	**March 31, 2020**	**June 30, 2020**	**September 30, 2020**	**December 31, 2020**	**March 31, 2021**	**June 30, 2021**	**September 30, 2021**
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

	As of and for the quarter ended,									
Tangible Book Value Per Share	**December 31, 2021**	**March 31, 2022**	**June 30, 2022**	**September 30, 2022**	**December 31, 2022**	**March 31, 2023**	**June 30, 2023**	**September 30, 2023**	**December 31, 2023**	**March 31, 2024**
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Dollars in thousands

26